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                               THE VIALINK COMPANY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE VIALINK COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                                 PROMISSORY NOTE

U.S. $500,000                                              DATE: AUGUST 26, 2002
Dallas, Texas

         1. AMOUNT. The viaLink Company, a Delaware corporation having its principal place of business located at 13155 Noel Road, Suite 700, Dallas, Texas 75240 (the "Borrower"), for value received, hereby promises to pay to the order of SDS Merchant Fund, LP, a Delaware limited partnership having its principal place of business at 53 Forest Avenue, Suite 203, Old Greenwich, Connecticut 06870 (the "Lender"), the amount of Five Hundred Thousand U.S. Dollars (US $500,000) (the "Principal"), plus an annual interest on the Principal of Twelve Percent (12%) (the "Interest").

         2. PAYMENT. Any unpaid Principal and Interest on this Promissory Note will become due and payable on demand following the date of this Note. At such time the Borrower shall repay the unpaid Principal and accrued Interest on this Promissory Note. All such payments shall be made in same day funds denominated in United States Dollars.

         3. INTEREST. Interest on the outstanding principal balance of this Note shall accrue at a rate of twelve percent (12%) per annum. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.

         4. PREPAYMENT. The Borrower may prepay without penalty all or any portion of the sums owed hereunder.

         5. CONVERSION OPTION. The Lender may, at its option, elect to convert all or a portion of the outstanding principal amount of this Note, plus all accrued but unpaid interest thereon into debt or equity securities of the Borrower issued after the date hereof at a conversion price equal to one hundred ten percent (110%) of the outstanding principal amount of the Note plus any accrued interest thereon being converted. If said conversion is made into equity securities of the Borrower, one year of Interest will become due and payable upon the conversion and shall be paid using securities of the Borrower.

         6. PRESENTMENT. The Borrower (i) waives presentment, demand, protest and notice of presentment, notice of protest and notice of any kind respecting this Promissory Note; and (ii) agrees that this Promissory Note shall be binding upon the Borrower and the Borrower's successors and assigns.


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         7. REPLACEMENT. Upon receipt of a duly executed, notarized and unsecured written statement from the Lender with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Borrower shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

          8. SEVERABILITY. In the event any one or more of the provisions contained in this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Lender or any holder hereof, not affect any other provision of this Promissory Note, but this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9. COMPLIANCE WITH SECURITIES LAWS. The Lender of this Note acknowledges that this Note is being acquired solely for the Lender's own account and not as a nominee for any other party, and for investment, and that the Lender shall not offer, sell or otherwise dispose of this Note other than in compliance with the laws of the United States of America and as guided by the rules of the Securities and Exchange Commission. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

         "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE VIALINK COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

         10. MODIFICATION. This Promissory Note may only be modified by an agreement in writing executed by the Borrower and Lender. The Borrower has the full power, authority and legal right to execute and deliver this Promissory Note, and represents that this Promissory Note constitutes a valid and binding obligation of the Borrower.

         11. WAIVERS. Any failure of the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

         12. ENFORCEMENT EXPENSES. The Borrower agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

         13. TERMS DEFINED. The terms "Borrower" and "Lender" as used in this Promissory Note shall include their respective heirs, executors, personal representatives, successors and assigns.

         14. BINDING EFFECT. The obligations of the Borrower and the Lender set forth herein shall be binding upon the successors and assigns of each such party.


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         15. CONTROLLING LAW. This Note shall be governed by the laws of the
United States of America and the State of New York, without regard to the principles of conflicts laws of those jurisdictions.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first written above.


                                             THE VIALINK COMPANY
                                             A Delaware Corporation



                                             By:
                                                -------------------------------
                                                Name:
                                                Title: